April 25, 2013

Re:	Eos Petro, Inc./Konstant Loan

To Whom It May Concern at RT Holdings LLC:

Reference is made to the Promissory Note dated October 24, 2011, as subsequently amended (the “Loan”) by Eos Petro, Inc., a Delaware corporation (“Eos”) and Mr. Nikolas Konstant (“Konstant”) in favor of RT Holdings LLC, an Arizona limited liability company (“Lender”).

You are hereby requested in this letter (this “Letter Agreement”) to indicate your agreement to, and acknowledgement of, the following:

1.	On October 24, 2011, Eos and Konstant, jointly and severally, borrowed $200,000 from Lender pursuant to the Loan. The principal amount of the Loan was subject to interest at the rate of 24% per annum commencing on October 24, 2011. In addition to repaying in full the principal amount owed to Lender, plus interest, Eos and Konstant agreed to (i) pay Lender a single additional fee of $10,000 on the maturity date of the loan, and (ii) issue to Lender 220,000 shares of EOS Petro, Inc. common stock.
2.	EOS and/or Konstant have made the following payments towards the obligations owing to Lender arising out of the Loan: $15,000 on 2/11/2013, $25,000 on 2/19/2013, $25,000 on 2/26/2013, $5,000 on 3/18/13, and $25,000 on 4/22/13. The balance due as of the date of this Letter Agreement is $191,966.49 in principal, plus $378.67 in accrued but unpaid interest.
3.	On or before June 30, 2013, EOS and Konstant have committed to making another payment of $25,000 towards the remaining obligations arising out of the Loan. Provided such payment is made, Lender will forbear from enforcing any remaining obligations arising out of the Loan until August 31, 2013, at which time all amounts owing will be payable in full.

Please acknowledge your agreement to, and acceptance of, the foregoing by signing this Letter Agreement below. Please return a signed copy to the undersigned, it being agreed that this Letter Agreement may be executed in counterparts and signatures received by electronic transmission shall have the same effect as original signatures.

Sincerely,

NIKOLAS KONSTANT, signing in his individual capacity and as the CEO of Eos Petro, Inc., a Delaware corporation

/s/ Nikolas Konstant

ACKNOWLEDGED AND AGREED TO ON APRIL 25, 2013 BY:

RT HOLDINGS LLC

By:	/s/ George Winney
Name:	George M. Winney
Title:	Attorney for RT Holdings, LLC

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